SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 July 29, 2003
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

          0-17237                                         36-4147027
  (Commission File Number)                             (I.R.S. Employer
                                                      Identification No.)



       4501 West 47th Street
           Chicago, IL                                       60632
 (Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code:  (773) 890-1010

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 c) Exhibits

    99.1 - Press release issued by Home Products International Inc. dated July 29, 2003.

 Item 9.  Regulation FD Disclosure (Information Also Being Furnished Under
          Item 12. Results of Operations and Financial Condition)

 In accordance with Securities and Exchange Commission Release NO. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filling under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

 On July 29, 2003, Home Products International, Inc. issued a press release with respect to earnings for the quarter ended June 28, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


 Item 12. Results of Operations and Financial Condition.

 See Item 9 of this Current Report on Form 8-K.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Home Products International, Inc.

                                    By:  /s/ James E. Winslow
                                    ---------------------------
                                    James E. Winslow
                                    Executive Vice President
                                    and Chief Financial Officer

 Dated:  July 29, 2003

                                EXHIBIT INDEX



 Exhibit Number      Description
 --------------      -----------
    99.1             Press release issued by Home Products International,
                     Inc. dated June 29, 2003.